Exhibit 99.1
Forest City Realty Trust, Inc.
Unaudited Pro Forma Consolidated Financial Statements

On January 29, 2016, Forest City Realty Trust, Inc. (“FCRT” and collectively with Forest City Enterprises, Inc. the predecessor to FCRT, the “Company”) through their investment in Nets Sports and Entertainment, LLC (“NS&E”) sold its 55% ownership interest in the Barclays Center (“Arena”) and 20% ownership interest in the Brooklyn Nets (“Nets”), collectively (the “Disposal Group”), to Onexim Sports and Entertainment Holdings USA, Inc. (“Onexim”). On December 22, 2015, NS&E entered into an LLC Interest Purchase Agreement (“Purchase Agreement”) with Onexim where NS&E agreed to sell their 55% ownership interest in the Arena and their 20% ownership interest in the Nets. The sales proceeds before closing costs for the Arena was $162,600,000 payable in cash of $70,000,000 and a note receivable of $92,600,000 (“Arena Note”). The sales proceeds before closing costs for the Nets was $125,100,000 payable entirely in the form of a note receivable (“Nets Note”). The Arena Note bears interest at 4.50% per annum and matures on January 29, 2019. The Nets Note bears interest at 4.50% per annum and matures on January 29, 2021. Onexim held a 45% ownership interest in the Arena and an 80% ownership interest in the Nets prior to the close of this transaction and owns 100% of the Disposal Group subsequent to the closing.
The unaudited pro forma information herein presents the required disclosure for the Disposal Group Sale transaction.

(Pro Forma Information- unaudited):

Forest City Realty Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2015

The following unaudited pro forma consolidated balance sheet is presented as if the sale of the Disposal Group was completed on September 30, 2015. This unaudited pro forma consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statement of operations of the Company and the notes thereto presented herein and the historical financial statements and notes thereto of the Company included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and the Annual Report on Form 10-K, as amended, for the year ended December 31, 2014.

The unaudited pro forma consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at September 30, 2015, if the sale of the Disposal Group had been completed as of that date, nor does it purport to represent the future financial position of the Company.

Forest City Realty Trust, Inc.

Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2015
(in thousands)

	As Reported	Disposal
	(A)	Group Sold		Net Proceeds		Pro Forma
Assets
Real Estate
Completed rental properties	$8,592,934	$(947,989)	B	$—		$7,644,945
Projects under construction and development	802,621	—		—		802,621
Land inventory	73,566	—		—		73,566
Total Real Estate	9,469,121	(947,989)		—		8,521,132
Less accumulated depreciation	(1,677,620)	100,951	B	—		(1,576,669)
Real Estate, net	7,791,501	(847,038)		—		6,944,463
Cash and equivalents	331,449	(29,996)	B	54,000	C	355,453
Restricted cash	241,562	(13,436)	B	—		228,126
Notes and accounts receivable, net	444,136	(17,029)	B	217,700	C	644,807
Investments in and advances to unconsolidated entities	665,623	—		—		665,623
Other assets	485,970	(35,781)	B	—		450,189
Total Assets	$9,960,241	$(943,280)		$271,700		$9,288,661
Liabilities and Equity
Liabilities
Mortgage debt and notes payable, nonrecourse	$4,501,169	$(458,447)	B	$—		$4,042,722
Revolving credit facility	—	—		—		—
Convertible senior debt	272,249	—		—		272,249
Accounts payable, accrued expenses and other liabilities	968,089	(115,639)	B	—		852,450
Cash distributions and losses in excess of investments in unconsolidated entities	149,162	(7,530)	B	—		141,632
Deferred income taxes	483,084	28,900	D	—		511,984
Total Liabilities	6,373,753	(552,716)		—		5,821,037
Redeemable Noncontrolling Interest	162,128	(162,128)	B	—		—
Commitments and Contingencies	—	—		—		—
Equity
Shareholders’ Equity
Preferred stock – without par value; 20,000,000 shares authorized; no shares issued	—	—		—		—
Common stock – $.33 1/3 par value
Class A, 371,000,000 shares authorized, 240,354,028 shares issued and 238,844,963 shares outstanding	80,118	—		—		80,118
Class B, convertible, 56,000,000 shares authorized, 18,824,341 shares issued and outstanding; 26,257,961 issuable	6,275	—		—		6,275
Total common stock	86,393	—		—		86,393
Additional paid-in capital	2,460,133	—		—		2,460,133
Retained earnings	510,526	(199,536)	B	271,700	C	553,790
		(28,900)	D
Less treasury stock, at cost; 1,509,065 class A shares	(29,647)	—		—		(29,647)
Shareholders’ equity before accumulated other comprehensive loss	3,027,405	(228,436)		271,700		3,070,669
Accumulated other comprehensive loss	(49,959)	—		—		(49,959)
Total Shareholders’ Equity	2,977,446	(228,436)		271,700		3,020,710
Noncontrolling interest	446,914	—		—		446,914
Total Equity	3,424,360	(228,436)		271,700		3,467,624
Total Liabilities and Equity	$9,960,241	$(943,280)		$271,700		$9,288,661

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Unaudited Pro Forma Consolidated Balance Sheet - Pro Forma Adjustments

(A)
Reflects the Company’s consolidated balance sheet as of September 30, 2015, as reported in the historical financial statements and notes thereto presented in the Company’s Form 10-Q for the three and nine months ended September 30, 2015. Certain amounts in the accompanying consolidated balance sheet have been reclassified.

(B)	Represents the disposition of the applicable consolidated balance sheet financial statement line items of the Disposal Group sold.

(C)
Represents net proceeds received upon the sale of the Disposal Group. The estimated gain on sale assumed to be recognized upon completion of the sale transaction as if the sale occurred as of September 30, 2015 was calculated as follows (in thousands):

Sale price of the Disposal Group - Cash	$70,000
Less: Estimated closing costs and other adjustments	(16,000)
Net cash proceeds	54,000
Sales price of the Disposal Group - Note Receivables	217,700
Net proceeds	271,700
Less: Disposal Group basis as of September 30, 2015	(199,536)
Total pre-tax estimated gain as of September 30, 2015	72,164
Estimated income tax expense	(28,900)
Total estimated gain as of September 30, 2015 (i)	$43,264

(i)
The gain recorded upon the closing of the transaction will differ from above as a result of, among other things, operations of the Disposal Group for the period from October 1, 2015 to the date of closing. Based on information available at the time of this 8-K filing, the actual gain is not expected to differ materially from the above.

(D)
Represents the reversal of deferred tax assets related to the Disposal Group as of September 30, 2015 of $14,700 and, further reduction of existing net operating loss carryforwards of $14,200 assumed to be utilized to account for estimated income taxes due, computed at a statutory rate of 40%.

Forest City Realty Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statements of Operations

The unaudited pro forma condensed consolidated statements of operations is presented as if the sale of the Disposal Group was completed on February 1, 2012. The following unaudited pro forma condensed consolidated statements of operations are based upon the historical consolidated results of operations of the Company for the periods presented, giving effect to the transaction described above. The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the unaudited pro forma consolidated Balance Sheet as of September 30, 2015 and the Notes thereto presented herein and the historical financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and the Annual Report on Form 10-K, as amended, for the year ended December 31, 2014. The unaudited pro forma condensed consolidated statements of operations exclude the estimated gain on disposition, which is expected to differ from the estimated gain calculated in preparing the unaudited pro forma Consolidated Balance Sheet as of September 30, 2015. The actual gain on disposition, which will be recorded during January 2016, will reflect, among other things, the operations of the Arena and Nets for the period from October 1, 2015 to the date of closing.

The unaudited pro forma condensed consolidated statements of operations does not purport to represent what the actual results of operations of the Company would have been assuming the transactions described above had been completed as set forth above, nor do they purport to represent the Company’s results of operations for future periods.

Forest City Realty Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2015
(in thousands, except per share data)

		Less	Plus
	As Reported	Disposal Group	Effect of net
	(E)	operations (F)	proceeds (G)	Pro Forma
Revenues
Rental	$457,809	$—	$—	$457,809
Tenant recoveries	101,241	—	—	101,241
Service and management fees	31,394	—	—	31,394
Parking and other	43,644	—	—	43,644
Arena	80,497	80,497	—	—
Land sales	47,589	—	—	47,589
Military Housing	23,724	—	—	23,724
Total revenues	785,898	80,497	—	705,401
Expenses
Property operating and management	285,940	—	—	285,940
Real estate taxes	66,959	—	—	66,959
Ground rent	9,376	—	—	9,376
Arena operating	55,019	55,019	—	—
Cost of land sales	15,716	—	—	15,716
Military Housing operating	6,289	—	—	6,289
Corporate general and administrative	35,895	—	—	35,895
REIT conversion and reorganization costs	25,498	—	—	25,498
	500,692	55,019	—	445,673
Depreciation and amortization	206,782	26,403	—	180,379
Write-offs of abandoned development projects	5,778	—	—	5,778
Impairment of real estate	425,463	—	—	425,463
Total expenses	1,138,715	81,422	—	1,057,293
Operating loss	(352,817)	(925)	—	(351,892)

Interest and other income	27,977	—	7,347	35,324
Net gain on disposition of full or partial interest in rental properties	1,746	—	—	1,746
Net gain on change in control of interests	487,684	—	—	487,684
Interest expense	(149,335)	(29,650)	—	(119,685)
Amortization of mortgage procurement costs	(5,756)	—	—	(5,756)
Loss on extinguishment of debt	(61,953)	—	—	(61,953)
Earnings (loss) before income taxes	(52,454)	(30,575)	7,347	(14,532)
Income tax expense (benefit)
Current	10,050	(6,768)	2,939	19,757
Deferred	(6,651)	(14,251)	—	7,600
	3,399	(21,019)	2,939	27,357
Earnings (loss) from unconsolidated entities, gross of tax
Equity in earnings (loss)	(20,094)	(38,435)	—	18,341
Net gain on disposition of interest in unconsolidated entities	20,293	—	—	20,293
Impairment	(1,384)	—	—	(1,384)
	(1,185)	(38,435)	—	37,250
Net earnings (loss) from continuing operations before noncontrolling interests	(57,038)	(47,991)	4,408	(4,639)
Noncontrolling interests
(Earnings) loss from continuing operations attributable to noncontrolling interests, gross of tax	4,366	14,812	—	(10,446)
Net earnings (loss) from continuing operations attributable to Forest City Realty Trust, Inc.	$(52,672)	$(33,179)	$4,408	$(15,085)

Per share data:
Basic and diluted loss per common share:
Loss from continuing operations attributable to common shareholders	$(0.23)			$(0.07)

Basic and diluted weighted average shares outstanding	230,778,223			230,778,223

The accompanying notes are an integral part of these consolidated financial statements.

Forest City Realty Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2014
(in thousands, except per share data)

		Less	Plus
	As Reported	Disposal Group	Effect of net
	(E)	operations (F)	proceeds (G)	Pro Forma
Revenues
Rental	$526,966	$—	$—	$526,966
Tenant recoveries	118,035	—	—	118,035
Service and management fees	50,522	—	—	50,522
Parking and other	53,765	—	—	53,765
Arena	116,695	116,695	—	—
Land sales	68,102	—	—	68,102
Military Housing	31,967	—	—	31,967
Total revenues	966,052	116,695	—	849,357
Expenses
Property operating and management	384,119	—	—	384,119
Real estate taxes	78,637	—	—	78,637
Ground rent	9,387	—	—	9,387
Arena operating	76,096	76,096	—	—
Cost of land sales	23,457	—	—	23,457
Military Housing operating	11,481	—	—	11,481
Corporate general and administrative	51,116	—	—	51,116
	634,293	76,096	—	558,197
Depreciation and amortization	230,466	34,299	—	196,167
Write-offs of abandoned development projects and demolition costs	1,655	—	—	1,655
Impairment of real estate	277,095	—	—	277,095
Total expenses	1,143,509	110,395	—	1,033,114
Operating income (loss)	(177,457)	6,300	—	(183,757)
Interest and other income	42,780	—	9,797	52,577
Net loss on disposition of partial interest in development project	(20,298)	—	—	(20,298)
Net gain on disposition of full or partial interest in rental properties	30,281	—	—	30,281
Net gain on change in control of interests	230,660	—	—	230,660
Interest expense	(234,405)	(40,229)	—	(194,176)
Amortization of mortgage procurement costs	(8,518)	(721)	—	(7,797)
Loss on extinguishment of debt	(1,179)	—	—	(1,179)
Earnings (loss) before income taxes	(138,136)	(34,650)	9,797	(93,689)
Income tax expense (benefit)
Current	4,931	(7,584)	3,919	16,434
Deferred	(22,127)	(457)	—	(21,670)
	(17,196)	(8,041)	3,919	(5,236)
Earnings (loss) from unconsolidated entities, gross of tax
Equity in earnings (loss)	90,032	(3,181)	—	93,213
Impairment	(3,124)	—	—	(3,124)
	86,908	(3,181)	—	90,089
Earnings (loss) from continuing operations before noncontrolling interests	(34,032)	(29,790)	5,878	1,636
Noncontrolling interests
(Earnings) loss from continuing operations attributable to noncontrolling interests, gross of tax	13,475	17,095	—	(3,620)
Net earnings (loss) from continuing operations attributable to Forest City Realty Trust, Inc.	$(20,557)	$(12,695)	$5,878	$(1,984)

Per share data:
Basic and diluted loss per common share:
Loss from continuing operations attributable to common shareholders	$(0.10)			$(0.01)

Basic and diluted weighted average shares outstanding	198,480,783			198,480,783

The accompanying notes are an integral part of these consolidated financial statements.

Forest City Realty Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the 11 months ended December 31, 2013
(in thousands, except per share data)

		Less	Plus
	As Reported	Disposal Group	Effect of net
	(E)	operations (F)	proceeds (G)	Pro Forma
Revenues
Rental	$537,703	$—	$—	$537,703
Tenant recoveries	134,330	—	—	134,330
Service and management fees	57,156	—	—	57,156
Parking and other	49,067	—	—	49,067
Arena	104,532	104,532	—	—
Land sales	67,057	—	—	67,057
Military Housing	48,427	—	—	48,427
Total revenues	998,272	104,532	—	893,740
Expenses
Property operating and management	394,538	—	—	394,538
Real estate taxes	81,630	—	—	81,630
Ground rent	6,128	—	—	6,128
Arena operating	72,659	72,659	—	—
Cost of land sales	35,638	—	—	35,638
Military Housing operating	30,204	—	—	30,204
Corporate general and administrative	45,021	—	—	45,021
	665,818	72,659	—	593,159
Depreciation and amortization	273,054	33,231	—	239,823
Write-offs of abandoned development projects and demolition costs	40,414	—	—	40,414
Impairment of real estate	421,361	—	—	421,361
Net loss on land held for divestiture activity	7,382	—	—	7,382
Total expenses	1,408,029	105,890	—	1,302,139
Operating loss	(409,757)	(1,358)	—	(408,399)
Interest and other income	52,283	—	8,980	61,263
Net gain on disposition of full or partial interest in rental properties	496,092	—	—	496,092
Net gain on change in control of interests	2,762	—	—	2,762
Interest expense	(285,042)	(34,220)	—	(250,822)
Amortization of mortgage procurement costs	(8,375)	(629)	—	(7,746)
Gain on extinguishment of debt	4,549	—	—	4,549
Earnings (loss) before income taxes	(147,488)	(36,207)	8,980	(102,301)
Income tax expense (benefit)
Current	562	(1,926)	3,592	6,080
Deferred	11,704	(6,729)	—	18,433
	12,266	(8,655)	3,592	24,513
Earnings (loss) from unconsolidated entities, gross of tax
Equity in earnings (loss)	107,825	(2,802)	—	110,627
Net gain on land held for divestiture activity	1,338	—	—	1,338
	109,163	(2,802)	—	111,965
Earnings (loss) from continuing operations before noncontrolling interests	(50,591)	(30,354)	5,388	(14,849)
Noncontrolling interests
Loss from continuing operations attributable to noncontrolling interests, gross of tax	71,525	16,693	—	54,832
Net earnings (loss) from continuing operations attributable to Forest City Realty Trust, Inc.	20,934	(13,661)	5,388	39,983
Preferred dividends	(185)	—	—	(185)
Net earnings (loss) from continuing operations attributable to Forest City Realty Trust, Inc. common shareholders	$20,749	$(13,661)	$5,388	$39,798

Per share data:
Basic earnings per common share:
Earnings from continuing operations attributable to common shareholders	$0.10			$0.20
Diluted earnings per common share:
Earnings from continuing operations attributable to common shareholders	$0.10			$0.20

Basic weighted average shares outstanding	193,465,572			193,465,572

Diluted weighted average shares outstanding	198,696,729			194,031,292
The accompanying notes are an integral part of these consolidated financial statements.

Forest City Realty Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended January 31, 2013
(in thousands, except per share data)

		Less	Plus
	As Reported	Disposal Group	Effect of net
	(E)	operations (F)	proceeds (G)	Pro Forma
Revenues
Rental	$588,336	$—	$—	$588,336
Tenant recoveries	154,548	—	—	154,548
Service and management fees	53,277	—	—	53,277
Parking and other	49,901	—	—	49,901
Arena	48,353	48,353	—	—
Land sales	92,434	—	—	92,434
Military Housing	61,218	—	—	61,218
Total revenues	1,048,067	48,353	—	999,714
Expenses
Property operating and management	407,755	—	—	407,755
Real estate taxes	77,736	—	—	77,736
Ground rent	7,358	—	—	7,358
Arena operating	49,175	49,175	—	—
Cost of land sales	31,383	—	—	31,383
Military Housing operating	35,375	—	—	35,375
Corporate general and administrative	52,450	—	—	52,450
	661,232	49,175	—	612,057
Depreciation and amortization	212,254	8,888	—	203,366
Write-offs of abandoned development projects	26,850	—	—	26,850
Impairment of real estate	30,660	—	—	30,660
Net gain on land held for divestiture activity	(6,480)	—	—	(6,480)
Total expenses	924,516	58,063	—	866,453
Operating income (loss)	123,551	(9,710)	—	133,261
Interest and other income	45,545	—	9,797	55,342
Net gain on change in control of interests	8,351	—	—	8,351
Interest expense	(253,324)	122	—	(253,446)
Amortization of mortgage procurement costs	(10,966)	(239)	—	(10,727)
Gain (loss) on extinguishment of debt	7,096	(629)	—	7,725
Earnings (loss) before income taxes	(79,747)	(10,456)	9,797	(59,494)
Income tax expense (benefit)
Current	(60,444)	(3,489)	3,919	(53,036)
Deferred	46,523	1,485	—	45,038
	(13,921)	(2,004)	3,919	(7,998)
Earnings (loss) from unconsolidated entities, gross of tax
Equity in earnings (loss)	85,798	(4,672)	—	90,470
Impairment	(390)	—	—	(390)
Net loss on land held for divestiture activity	(40,777)	—	—	(40,777)
	44,631	(4,672)	—	49,303
Earnings (loss) from continuing operations before noncontrolling interests	(21,195)	(13,124)	5,878	(2,193)
Noncontrolling interests
(Earnings) loss from continuing operations attributable to noncontrolling interests, gross of tax	1,251	9,959	—	(8,708)
Net earnings (loss) from continuing operations attributable to Forest City Realty Trust, Inc.	(19,944)	(3,165)	5,878	(10,901)
Preferred dividends and inducements of preferred stock conversions	(32,129)	—	—	(32,129)
Net earnings (loss) from continuing operations attributable to Forest City Realty Trust, Inc. common shareholders	$(52,073)	$(3,165)	$5,878	$(43,030)

Per share data:
Basic and diluted loss per common share:
Loss from continuing operations attributable to common shareholders	$(0.30)			$(0.25)

Basic and diluted weighted average shares outstanding	172,621,723			172,621,723

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Unaudited Pro Forma Consolidated Statements of Operations - Pro Forma Adjustments

(E)
Reflects the consolidated results of operations of the Company for the nine months ended September 30, 2015, the year ended December 31, 2014, the eleven months ended December 31, 2013 and the year ended January 31, 2013, respectively, as contained in the historical financial statements and notes thereto in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and Annual Report on Form 10-K, as amended, for the year ended December 31, 2014, respectively.

(F)
Represents the disposition of the revenues and expenses of the Disposal Group for the nine months ended September 30, 2015, the year ended December 31, 2014, the eleven months ended December 31, 2013 and the year ended January 31, 2013, respectively.

(G)
Represents adjustments, net of estimated tax computed at a statutory rate of 40%, made to interest and other income in connection with the sale of the Disposal Group. Interest income represents amounts assumed to be earned on the note receivables due to the Company. Amounts were computed assuming the sale closed as of the beginning of each period presented.